SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  February 27, 2004

(Date of earliest event reported)

HILTON HOTELS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3427	36-2058176
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

9336 Civic Center Drive
Beverly Hills, California 90210
(Address of principal executive offices, including zip code)

(310) 278-4321
(Registrant’s telephone number, including area code)

ITEM 5.          OTHER EVENTS

On February 27, 2004, Hilton Hotels Corporation (“Hilton”) issued a press release announcing management appointments.  A copy of Hilton’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference in this Item 5.

Exhibit Index

99.1      Press release announcing management appointments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2004

HILTON HOTELS CORPORATION

	By:	/s/ Madeleine A. Kleiner
Madeleine A. Kleiner
Executive Vice President and
General Counsel